 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 13, 2016
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
Delaware	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 13, 2016, Brixmor Operating Partnership LP (the “Operating Partnership”), an indirect subsidiary of Brixmor Property Group Inc., completed the previously announced offering of $600,000,000 aggregate principal amount of 4.125% Senior Notes due 2026 (the “Notes”).

In connection with the issuance of the Notes, the Operating Partnership entered into a Third Supplemental Indenture, dated June 13, 2016 (the “Third Supplemental Indenture”), between the Operating Partnership, as issuer, and The Bank of New York Mellon, as trustee (the “Trustee”), which supplemented the Indenture, dated January 21, 2015 (the “Base Indenture” and, together with the Third Supplemental Indenture, the “Indenture”), between the Operating Partnership and the Trustee.

The Notes bear interest at a rate of 4.125% per annum accruing from June 13, 2016. Interest on the Notes is payable semi-annually on June 15 and December 15 of each year, commencing December 15, 2016. The Notes will mature on June 15, 2026. The Notes are the Operating Partnership’s unsecured and unsubordinated obligations and rank equally in right of payment with all of the Operating Partnership’s existing and future unsecured and unsubordinated indebtedness. The Notes are not guaranteed by Brixmor Property Group Inc. or any of its subsidiaries.

The Operating Partnership may redeem the Notes at its option and in its sole discretion at any time or from time to time prior to June 15, 2026 in whole or in part at the applicable make-whole redemption price specified in the Third Supplemental Indenture. If the Notes are redeemed on or after March 15, 2026 (three months prior to the maturity date), the redemption price will be equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the applicable redemption date.

The Indenture contains certain covenants that, among other things, limit the ability of the Operating Partnership, subject to exceptions, to incur secured and unsecured indebtedness and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, the Indenture will require the Operating Partnership to maintain total unencumbered assets of at least 150% of total unsecured indebtedness. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing description is a summary of terms of the Indenture and the Notes and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture and the Third Supplemental Indenture, which are included as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File Nos. 333-201464 and 333-201464-01), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on January 13, 2015. A prospectus supplement, dated June 2, 2016, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01     Financial Statements and Exhibits
(d)     The following exhibits are attached to this Current Report on Form 8-K

4.1
Indenture, dated January 21, 2015, between Brixmor Operating Partnership LP, as issuer, and The Bank of New York Mellon, as trustee (filed as Exhibit 4.1 to the registrants’ Current Report on Form 8-K (File No. 001-36160) filed January 21, 2015, and incorporated herein by reference).

4.2	Third Supplemental Indenture, dated June 13, 2016, between Brixmor Operating Partnership LP, as issuer, and The Bank of New York Mellon, as trustee.

4.3	Form of Global Note representing $500 Million of the Notes (included in Exhibit 4.2).

4.4	Form of Global Note representing $100 Million of the Notes (included in Exhibit 4.2).

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 13, 2016	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1
Indenture, dated January 21, 2015, between Brixmor Operating Partnership LP, as issuer, and The Bank of New York Mellon, as trustee (filed as Exhibit 4.1 to the registrants’ Current Report on Form 8-K (File No. 001-36160) filed January 21, 2015, and incorporated herein by reference).

4.2	Third Supplemental Indenture, dated June 13, 2016, between Brixmor Operating Partnership LP, as issuer, and The Bank of New York Mellon, as trustee.

4.3	Form of Global Note representing $500 Million of the Notes (included in Exhibit 4.2).

4.4	Form of Global Note representing $100 Million of the Notes (included in Exhibit 4.2).

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).